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                                                                  EXHIBIT 10.14


                            TERMINATION AGREEMENT


WHEREAS the parties hereto are parties to a Stock Purchase Agreement (the "Agreement") made the 15th day of July, 1995; and

WHEREAS the parties agree to terminate the Agreement and to absolutely release one another from any obligations or liabilities arising thereunder;

NOW, THEREFORE in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1. The undersigned parties agree and confirm that the Agreement is terminated in its entirety.

2. Each of the undersigned parties hereby wholly and fully release and discharge the others from any and all obligations or liabilities, absolute or contingent, arising under or in connection with the Agreement.

3. This agreement may be executed in any number of counterparts, each of which when so executed and delivered (whether an original or facsimile copy) shall be deemed to be an original, all of which, when taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties have executed this agreement this 10th day of September, 1995.

SABA PETROLEUM COMPANY


By:        /s/ WALTON C. VANCE
    ---------------------------------
     Walton C. Vance, Vice President


CAPCO RESOURCES, INC.


By:        /s/ ILYAS CHAUDHARY
    ---------------------------------
       Ilyas Chaudhary, President